UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2024

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2024, Beam Global, a Nevada corporation (the “Company”), entered into an Amended and Restated Lease Agreement with CRE South 25th Associates LLC, a Delaware limited liability company (the “Landlord”), pursuant to which the Company has agreed to rent up to approximately 37,800 square feet of manufacturing and office space at 2600 South 25th Avenue, Broadview, Illinois (the “Lease Agreement”). The Lease Agreement replaces in its entirety the Agreement of Lease dated April 27, 2020, as amended, pursuant to which the Landlord currently leases the property to the Company.

The term of the lease commenced on February 1, 2024 and expires on January 31, 2029. Under the Lease Agreement, the Company is obligated to pay fixed rent commencing February 2024 at the annual rate of: (i) $340,200 for year 1; (ii) $352,107 for year 2; (iii) $364,430.75 for year 3; (iv) $377,185.82 for year 4; and (v) $390,387.32 for year 5. In addition to the fixed rent amounts, the Lease Agreement provides that the Company is responsible for additional payments, including a portion of certain utility expenses, taxes, insurance and operating costs.

A copy of the Lease Agreement is attached hereto as Exhibit 10.1 and incorporated in Item 1.01 of this Current Report on Form 8-K by reference. The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amended and Restated Lease Agreement dated February 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: March 28, 2024	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer

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